Federated Mortgage Strategy Portfolio
A Portfolio of Federated Managed Pool Series
TICKER FMBPX

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 29, 2020
1. Under the section entitled “Fund Summary Information,” please replace the first sentence in the third paragraph under the sub-section entitled “What are the Fund's Main Investment Strategies?,” in its entirety with the following:
“The Underlying Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within one year above or below the Bloomberg Barclays Mortgage-Backed Securities Index (the “Index”).”
2. Under the section entitled “What are the Fund's Investment Strategies?–Information About the Underlying Fund,” please replace the first sentence in the fifth paragraph in its entirety with the following:
“The Underlying Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within one year above or below the Index.”
May 28, 2020
Federated Mortgage Strategy Portfolio
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455105 (5/20)
© 2020 Federated Hermes, Inc.